AQUILA ROCKY MOUNTAIN EQUITY FUND
               INVESTMENT ADVISORY AGREEMENT


     THIS AGREEMENT, made as of May 25, 1994, by and among AQUILA ROCKY MOUNTAIN EQUITY FUND (the "Fund"), a
Massachusetts business trust, 380 Madison Avenue, Suite
2300, New York, New York 10017, and KIRKPATRICK, PETTIS,
SMITH, POLIAN INC. (the "Original Adviser") and KPM
INVESTMENT MANAGEMENT, INC. (the "Successor Adviser"), both
Nebraska corporations, One Norwest Center, 1700 Lincoln
Street, Suite 1300, Denver, Colorado 80203.

                      W I T N E S S E T H :

     WHEREAS, the Fund, the Original Adviser and the Successor Adviser wish to enter into an investment advisory agreement, referred to hereafter as "this Agreement";

     WHEREAS, at the date hereof, the Original Adviser is in the process of reorganizing its business and operations
(the "Reorganization") so that the investment advisory business it presently conducts in its own name or in that of its division, KPM Management, will be conducted by its wholly-owned subsidiary, the Successor Adviser, and the parties contemplate that upon completion of the Reorganization, all of the rights, powers, duties and obligations of the Original Adviser under this Agreement shall be transferred to the Successor Adviser (the
"Transfer");

     WHEREAS, the parties desire that until the Reorganization and Transfer, the Original Adviser and, effective upon the Reorganization and Transfer, the Successor Adviser shall act as investment adviser to the Fund (the "Adviser"); and

     WHEREAS, the Original Adviser and the Successor
Adviser each intends that the Reorganization and the Transfer will be implemented in such a manner that they will not result in a change of actual control or management with respect to the performance of the services to the Fund contemplated by this Agreement;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

     The Adviser shall, all as more fully set forth herein, act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Adviser With Respect To
Investment of the Assets of the Fund

          (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Adviser shall:

          (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

          (ii) determine what securities shall be purchased or sold by the Fund;

          (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

          (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

          (v) consult with the Sub-Adviser in connection with its duties hereunder.

          (b) Any investment program furnished by the
Adviser under this section shall at all times conform to,
and be in accordance with, any requirements imposed by: (1)
the Investment Company Act of 1940 (the "Act") and any
rules or regulations in force thereunder; (2) any other
applicable laws, rules and regulations; (3) the Declaration
of Trust and By-Laws of the Fund as amended from time to
time; (4) any policies and determinations of the Board of
Trustees of the Fund; and (5) the fundamental policies of
the Fund, as reflected in its registration statement under
the Act or as amended by the shareholders of the Fund.

          (c) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or
(ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Adviser. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (d) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that each of the Original Adviser and the Successor Adviser expressly represents that, while acting as Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's
Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein. The Adviser shall promptly inform the Fund as to any information concerning the Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of this Agreement. The Fund agrees to indemnify the Adviser to the full extent permitted by the Fund's Declaration of Trust.

          (e) In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., the most favorable price and efficient execution, and accordingly shall seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and
(ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Adviser or its other clients.

3.  Allocation of Expenses

     The Adviser shall furnish the Fund, at the Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser shall supply, or cause to be supplied, to any sub-adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such sub-adviser's, administrator's or principal underwriter's duties under any agreement between such sub-adviser, administrator or principal underwriter and the Fund. The Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Adviser. The Fund agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Adviser under this Agreement or by such sub-adviser, administrator or principal underwriter shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

4. Compensation of the Adviser

          (a) The Fund agrees to pay the Adviser, and the Original Adviser and the Successor Adviser each agrees to accept as full compensation for all services rendered by the Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.70 of 1% of such net asset value on net assets of the Fund up to $15,000,000, 0.55 of 1% on net assets of the Fund above
$15,000,000 to $50,000,000 and 0.40 of 1% of the Fund's net
assets above $50,000,000.

          (b) The above fee shall be reduced, but not below zero, by an amount equal to the Adviser's pro-rata portion
(based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the states in which shares are then or may be eligible for sale. The payment of the above fee at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation, subject to readjustment during the year.

5.  The Transfer

     With respect to the Transfer:

          (a) Until the Reorganization and Transfer are effective, all of the rights, powers, duties and obligations of the Adviser hereunder shall be those of the Original Adviser, and the Successor Adviser shall have no responsibility therefor or power with respect thereto.

          (b) The Transfer shall have the following force and effect:

          (1) All of the rights, powers, duties and obligations of the Adviser hereunder shall be transferred to the Successor Adviser; and

          (ii) thereupon, the responsibility for provision of all of the services provided hereunder, the right to receive all compensation therefor, and the power to exercise any of the rights and powers of the Adviser hereunder shall become those of the Successor Adviser and the Original
          Adviser shall have no responsibility therefor or power with respect thereto, provided, however, that the Original Adviser and not the Successor
          Adviser shall be responsible for, and entitled to the benefit of, its performance of this Agreement until the effectiveness of the Transfer.

          (c) The Transfer shall take place at such time as

          (i) the registration of the Successor Adviser under the Investment Advisers Act of 1940 has been granted by the Securities and Exchange
          Commission and the Successor Adviser has otherwise become qualified to act as the Adviser;

          (ii) the Successor Adviser has provided the Fund with an opinion of counsel satisfactory to the Fund in form and substance satisfactory to the Fund that the Transfer will not result in an "assignment" as defined in the Act; and

          (iii) The Fund, upon receipt of the items specified in the next preceding sub-section, shall have consented to the Transfer (which consent shall not be unreasonably withheld), and, in consultation with the Successor Adviser, shall have specified a date for, and shall have made other necessary and appropriate arrangements for, the Transfer. The Transfer shall take place in accordance with those arrangements.

6. Duration and Termination

          (a) This Agreement shall become effective on the effective date of the Registration Statement containing the initial registration of shares of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the second anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees. If the Fund's shareholders fail to approve this Agreement, the Adviser may continue to serve and act in that capacity pending further action by the Fund's Board of Trustees or the Fund's shareholders, provided that the compensation received by the Adviser during such period is equal to no more than its actual costs incurred in furnishing such services to the Fund or the amount it would have received under this Agreement, whichever is less.

          (b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days' written notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote.
This Agreement shall automatically terminate in the event of its assignment (as defined in the Act). However, each of the Original Adviser and the Successor Adviser agrees that it will not exercise its termination rights for at least five years from the effective date of this Agreement, except for regulatory reasons.

7.  Disclaimer of Shareholder Liability

          Each of the Original Adviser and the Successor
Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property and each represents that it has notice of the provisions of the Fund's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.

8. Notices of Meetings

          The Fund agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Adviser and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.




ATTEST:                   AQUILA ROCKY MOUNTAIN EQUITY FUND



/s/Kenneth L. MacRitchie           /s/Lacy B. Herrmann
________________________      By:__________________________
Asst. Secy.                        President



ATTEST:                 KIRKPATRICK, PETTIS, SMITH, POLIAN
                              INC.


/s/Milton Laskey                   /s/Rodney Carey
_______________________       By:__________________________
Vice President                     Executive Vice President


ATTEST                     KPM INVESTMENT MANAGEMENT, INC.,


/s/Milton Laskey                   /s/Randall D. Greer
________________________      By:__________________________
Vice President                     President & CEO